Exhibit 99.4

1 Shift.com Copyright © Shift. All rights. Shift Investor Presentation | March 2022

2 2 Disclaimer This investor presentation (this “presentation”) is for informational purposes only to assist certain interested parties in m aki ng their own evaluation with respect to the potential purchase of certain assets of Fair Technologies, Inc. by Shift Technologie s, Inc. (“Shift”) and the other matters described herein and for no other purpose. Parties should further carry out their own du e diligence. No Representation or Warranty; Trademarks No representation or warranty, express or implied, is or will be given by Shift or any of its affiliates, directors, officers , employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any erro rs, omissions or misstatements, negligent or otherwise, relating thereto. This presentation does not purport to contain all of th e information that may be required to evaluate the matters describe herein, and does not constitute investment, tax or legal advice. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Shift disclaims any duty to update the information contained in this presentation. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Their use or display in this presentation does not imply a relationship with or endorsement or sponsorship by Shift. Solely for convenience, some of the trademarks, service marks, trad e names and copyrights referred to in this presentation may be listed without the TM, SM© or ® symbols, but parties assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, tra de names and copyrights.

Disclaimer *(cont'd)*

Forward Looking Statements; Use of Projections

This document includes "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," "anticipate," "believe," "expect," "estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of Shift's business are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) Shift's ability to sustain its current growth, which may be affected by, among other things, competition, Shift's ability to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (2) changes in applicable laws or regulations; (3) the possibility that Shift may be adversely affected by other economic, business, and/or competitive factors; (4) the operational and financial outlook of Shift; (5) the ability for Shift to execute its growth strategy; (6) Shift's ability to purchase sufficient quantities of vehicles at attractive prices; and (7) other risks and uncertainties indicated from time to time in other documents filed or to be filed with the SEC by Shift. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Shift undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Shift gives no assurance that it will achieve its expectations. This presentation contains financial forecasts, which constitute forward-looking information. No independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, no opinion is expressed or provided or any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Shift's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of Shift or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

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Disclaimer *(cont'd)*

Forward-looking statements regarding Shift include, but are not limited to, statements related to the proposed transaction, including the anticipated timing, benefits, financial, and operational impact thereof; Shift's expected financing for the proposed transaction; other statements of management's belief, intentions, or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the Shift's current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Shift's ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of Shift's management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that assets purchased from Fair's respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the Shift's use of Fair's assets, including the uncertainty of expected future financial performance and results of Shift following completion of the acquisition; effects relating to the announcement of the acquisition or any further announcements or the consummation of the proposed transaction on the market price of Shift's common stock; the possibility that, if Shift does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Shift's common stock could decline; general adverse economic conditions; increases in interest rates; increases in operating expenses; impairment charges; pandemics or other health crises, such as COVID-19; and other risks and uncertainties affecting Shift, including those described from time to time under the caption "Risk Factors" and elsewhere in Shift's Securities and Exchange Commission ("SEC") filings and reports, including Shift's Annual Report on Form 10-K, and future filings and reports by Shift. Moreover, other risks and uncertainties of which Shift is not currently aware may also affect each of Shift's forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Shift on its website or otherwise.

Non-GAAP Financial Matters

This presentation includes certain non-GAAP financial measures, including "GPU, " "Adjusted GPU, " "EBITDA" and "Adjusted EBITDA". These financial measures are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and may be different from non -GAAP financial measures used by other companies. These non-GAAP financial measures provide an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. This presentation contains forecasted financial measures including Adjusted GPU and Adjusted EBITDA, which are non-GAAP financial measures. The Company did not reconcile these forecasted financial measures to the most comparable GAAP measure because certain information necessary to calculate such measures on a GAAP basis was unavailable or dependent on the timing of future events outside of the Company's control. For example, the GAAP numbers would require forecasting the impact of warrant impact adjustments and change in fair value of financial instruments, both of which could have a significant impact on the Company's consolidated results. Therefore, the Company was unable to reconcile, without unreasonable efforts, the forecasted financial measures to the most comparable GAAP measure.

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Disclaimer *(cont'd)*

Adjusted Gross Profit

Management evaluates our business based on an adjusted gross profit calculation that removes the financial impact associated with milestones achieved under our Lithia warrant arrangement, which resulted in reductions in gross profit in our consolidated financial statements as applicable to the periods presented. This is a non-cash adjustment, and we do not expect any material future non-cash gross profit adjustments related to the Lithia warrant agreement. We examine adjusted gross profit in aggregate as well as for each of our revenue streams: ecommerce, other, and wholesale.

Adjusted Gross Profit per Unit

We define adjusted gross profit per unit ("Adjusted GPU") as the adjusted gross profit for ecommerce, other and wholesale, each of which divided by the total number of ecommerce units sold in the period. Adjusted GPU is driven by ecommerce vehicle revenue, which generates additional revenue through attachment of our financing and protection products, and gross profit generated from wholesale vehicle sales. We present Adjusted GPU from our three revenues streams, as ecommerce Adjusted GPU, Wholesale Adjusted GPU and Other Adjusted GPU. We believe Adjusted GPU is a key measure of our growth and long-term profitability.

Adjusted EBITDA and Adjusted EBITDA Margin:

We define Adjusted EBITDA as net loss adjusted to exclude stock-based compensation expense, depreciation and amortization, net interest income or expense, impact of warrant remeasurement, warrant milestone impact, and other cash and non-cash based income or expenses that we do not consider indicative of our core operating performance. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue. We believe Adjusted EBITDA is useful to investors in evaluating our performance for the following reasons:

- *Adjusted EBITDA is widely used by investors and securities analysts to measure a company's performance without regard to items such as those we exclude in calculating this measure, which can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired.*
- *Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors concerning our performance.*
- *Adjusted EBITDA provides a measure of consistency and comparability with our past performance that many investors find useful, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.*

Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. These limitations include:

- *Stock-based compensation is a non-cash charge and will remain an element of our long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period.*
- *Depreciation and amortization are non-cash charges, and the assets being depreciated or amortized will*
- *often have to be replaced in the future, but Adjusted EBITDA does not reflect any cash requirements for*
- *these replacements.*
- *Change in fair value of financial instruments is a non-cash gain or loss. Liability-classified financial instruments represent potential future obligations to settle liabilities by issuing the Company's common stock. Adjusted EBITDA does not reflect changes in the fair value of these obligations.*
- *Adjusted EBITDA does not reflect changes in our working capital needs, capital expenditures, or contractual commitments.*
- *Adjusted EBITDA does not reflect cash requirements for income taxes and the cash impact of other income*
- *or expense.*
- *Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.*

Our Adjusted EBITDA is influenced by fluctuations in our revenue and the timing and amounts of our investments in our operations. Adjusted EBITDA should not be considered as an alternative to net income (loss), income (loss) from operations, or any other measure of financial performance calculated and presented in accordance with GAAP.

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6 6 Our Vision

7 7 Our vision is to create the end - to - end digital destination for car ownership Research & Discovery Owning Shop & Purchase Selling Perfecting each stage of the journey, in the palm of your hand. 7

8 8 The core of our business model remains our on - demand test drive , reflecting the localized nature of automotive commerce • Austin • Dallas & Fort Worth • Los Angeles • Portland • Sacramento • San Antonio • San Diego • San Francisco • Seattle Regional Hubs as of YE 2021 (1) States where we’ve delivered vehicles Our proprietary local logistics network brings the car to the customer’s doorstep 1) Hub footprint may service 1 - 5 cities, depending on the region. Acquisition - Only Markets • Houston • Las Vegas

9 9 1. Shop, Buy, Sell . . . Nationwide 2. Lifetime Relationship • Repair & maintenance through car ownership • Shift - branded experience end - to - end, including warranty, insurance and financing • “Swap” your Shift car for life • Build out through both organic and inorganic growth 3. Destination Marketplace • Authoritative destination to Research & Discover the right car for you • Greatest selection of vehicles, including 3rd party merchants listing on Shift.com • Same great ownership experience no matter the “hub” your car is from We are building out this vision in three segments • Best way to buy or sell your car • Omnichannel access – Test Drive, Out - of - Region delivery, Shift Hub • National hub footprint • Billions of $ worth of cars driven by Shift customers

10 10 Business Overview

11 11 $637M revenue in 2021, up 225% YoY $811 $1,350 $2,126 FY '19 FY '20 FY '21 ADJUSTED GPU (1,2) - 31% - 35% - 22% FY '19 FY '20 FY '21 ADJ. EBITDA MARGIN (1,2) $51 $43 $46 $27 $30 $32 $60 $73 $106 $155 $180 $196 REVENUE (1) 2,490 2,176 2,181 1,416 1,421 1,822 2,946 3,308 4,452 5,871 6,487 6,441 ECOMMERCE UNITS SOLD (1) ($ in Millions ) 6 markets 4 Q20 4 Q21 Average Monthly Unique Visitors LTM Dec 2020 369,292 LTM Dec 2021 659,358 9 markets 1) Unaudited 2021 figures. 2) Adjusted Gross Profit per Unit and Adjusted EBITDA Margin are non - GAAP financial measures. Please see the reconciliations inc luded in the Appendix.

12 12 Frictionless end - to - end ecommerce solution simplifies the auto purchase and sale experience Vehicle Acquisition • Instant quote • Evaluation at customer location • Consumer cars = best inventory Omni - Channel Sale • Full online transaction • At - home test drive • Fully digital financing 1 3 Recondition • 150+ point inspection • In - house and outsourced reconditioning capabilities • Digitally enabled 2 Shift provides 3 - step full - service auto transactions Acquire Recondition Sale

13 13 1) For FY 2021. 94% of Inventory Sourced from Customers & Partners (1) Customer - Sourced Inventory • Scarce and desirable • Faster inventory turns Powered by Technology • Data - driven instant offer from proprietary pricing algorithm • At - home evaluations • Proprietary mobile diagnostic applications Vehicle acquisition platform provides unique customer sourced inventory Acquire Recondition Sale

Acquire | **Recondition** | Sale

Superior quality delivered through in-house reconditioning

150 PT

Inspection & Reconditioning

- 150-point+ inspection
- Certified mechanics
- Detailing
- Professional 360º photos

Our **high level** of reconditioning helps create **trust** in the **premium** Shift brand



Seattle
Portland
Sacramento
San Francisco
LA
San Diego
San Antonio (1)
Internal Reconditioning Hubs

Shift operates 7 internal reconditioning centers today

Centralized inspection and reconditioning centers service broad areas

Certified and Value reconditioning standards

Processed ~2.5x more units in 2021 than the previous year

1) Texas markets serviced out of San Antonio reconditioning hub.

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15 15 Our differentiated inventory spectrum... Acquire Recondition Sale 5% 28% 56% 11% 1-2 yrs 3-5 yrs 6-10 yrs 11+ yrs USED CAR INDUSTRY SALES BY AGE OF CAR Focus for other ecommerce dealers 84% Focus for Shift 47% 32% 14% PROPORTION OF CAR LISTINGS 8+ YEARS OR OLDER (2) 13% 87% 27% 73% 39% 61% 68% 32% 1-4 Years 5+ Years PROPORTION OF CAR LISTINGS BY AGE OF CAR (1) Shift focuses on a broad segment of the used car market Source: Company data, ecommerce listing data from company websites as of 1/5/2022; Vroom as of 2/14/2020. Niada Used Car Indu str y Report 2019. 1) Vroom data represents inventory aged 1 - 3 Years and 4+ Years. 2) Includes models from 2015 and older. Data not available for Vroom. Powered by machine learning , our inventory buying strategy is continuously refined and informed by customer data

16 16 ...And world - class shopping experience... Predictive Recommendations Quick, Seamless Online Financing At - Home Test Drive Easy to Browse Acquire Recondition Sale

Acquire | Recondition | Sale

...Result in proven customer satisfaction

Shift's Ecommerce Consumer Experience is Consistently Rated Higher than Traditional Auto Retailers



NET PROMOTER SCORE
-3
3
9
39
52
70
82
Hertz
gm
Auto Retailers(1)
Mercedes-Benz
vroom
SHIFT
CARVANA

Ramon

★★★★★

This was the easiest car selling experience I have ever had and they came to me. September 15, 2021

Leilani

★★★★★

With the help of my Shift advisor, I was able to get all the information about the car, upload all necessary paperwork online, [and] quickly approved for financing. August 11, 2021

Source - Quotations: Yelp reviews
Source - Net Promoter Scores: All net promoter scores ("NPS") from Customer Guru except Vroom (IPO Prospectus Supplement filed on 6/9/2020) and Shift. Shift NPS calculated internally as average NPS of buyers, sellers, and test drivers. NPS calculation methodology may vary by reporting source.
(1) Auto Retailers include Rush Enterprises, Avis Budget Group, Sonic Automotive, CarMax, Asbury Automotive Group, Penske Automotive Group, AutoNation and Group 1 Automotive.

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18 18 Financials

19 19 Financial Highlights Proven ability to scale at high growth rate Improving unit economics with organic growth potential and upside from ancillary products Estimated breakeven EBITDA at smaller scale of 100k ecommerce units through near - term cost leverage 1 1 1

20 20 Shift Financial Overview FY ’21A (1) FY’22E . . . Estimated Breakeven Adj. EBITDA Ecommerce Units Sold 23,251 34,000 – 38,000 100,000 Revenue $637M $1.0B - $1.1B ~$3.0B Adj. GPU $2,126 >$2,126 $3,800 - $4,000 Adj. EBITDA Margin (22%) (15%) – (12%) 0 - 2% 1) Unaudited 2021 figures.

21 21 23,251 34,000 - 38,000 100,000 2021A 2022E Est. Breakeven EBITDA ECOMMERCE UNITS SOLD Strong revenue growth driven by unit sales Growth Unit Economics Operating Efficiency $1.0B - $1.1B Revenue Drivers • Deeper penetration in existing market footprint • Continued expansion into new geographies at a measured pace • Growth of new and existing business lines to diversify revenue and expand gross margin +55% Annual growth rate of ~50% Revenue ~$3.0B $637M +145% YoY Growth (1) 1) Unaudited 2021 figures.

22 22 Formulating breakeven volume by region Growth Unit Economics Operating Efficiency 1) Market penetration calculated by dividing number of projected ecommerce unit sales over the number of estimated annual use d v ehicle sales in each regional cohort. Estimated Annual Used Vehicle Sales calculated by applying the U.S. Vehicle Sales per capita of 0.119 to the market's population. This methodology differs fro m market penetration analyses conducted when Shift was a private company and detailed in the FY2020 10 - K. 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2021A Est. Breakeven EBITDA ILLUSTRATIVE MARKET PENETRATION BY COHORT TO ACHIVE BREAKEVEN NorCal SoCal PNW TX ~2.5% ~1.8% ~1.5% ~1.4% Breakeven EBITDA % of Total Shift Ecommerce Units Sold NorCal 20% - 25% SoCal 20% - 25% PNW 8% - 10% Texas 20% - 25% Future Markets 20% - 25% Out of Region 5% - 10% Updated Market Penetration Methodology (1) This methodology differs from market penetration analyses conducted when Shift was a private company and filed in the FY2020 10 - K. The updated methodology provides better peer comparison and is applicable across different markets, providing consistency as we scale geographically.

Growth | Unit Economics | Operating Efficiency

Unit Economics have significant further upside


ADJUSTED GPU
+57% YOY Growth
$2,126
$650+
$250+
~$3,000
$1,000+
$3,800-$4,000
FY '21A (1)
Mid-term Goal
Est. Breakeven EBITDA

	Gross Profit Drivers	Potential GPU Opportunity
Merchandising & Revenue Upside with Brand Buildout	Optimize pricing algorithm and price to market with better brand awareness	$200+
	Improve attach rates on F&I products	$300+
	Improve wholesale disposition channels	$150+
	Total Merchandising & Rev Upside Opportunity	**$650+**
Operational Improvements	Acquisition efficiencies due to scale and better brand awareness	$100+
	Reconditioning efficiencies	$150+
	Total Operational Improvements Opportunity	**$250+**
New Businesses	Service & repairs and warranty business	$300+
	Captive financing business	$700 – 1,500+
	Total New Businesses Opportunity	**$1,000+**
	Total Additional GPU Opportunity	**$1,900+**
	Long-term Adj. GPU target	**$4,000+**

1) Unaudited 2021 figures.

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Growth | Unit Economics | Operating Efficiency

Large opportunity for SG&A leverage

($ in Actuals per Unit)


SG&A PER UNIT
$8,072
$3,230
$2,142
$2,699
$3,800
$1,800
$1,000
$1,000
FY '21A(1)
. . .
Est. Breakeven EBITDA
G&A
Marketing
Selling Costs

LEVERAGE DRIVERS

Selling

- Build out more efficient sales and field models, driven by process improvement and technology
  - Utilize software to improve lead conversion and increase automation throughout the sales process
  - Leverage technology to streamline test drive and evaluation appointments
  - Build out greater self-service capabilities to enrich leads and enable customers to fully check-out independently

Marketing

- More detail on marketing leverage on the following page

G&A

- Maintain conservative growth in headcount, even as units scale
- Operational excellence drives efficiency in professional services and other G&A costs

1) Unaudited 2021 figures.

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Growth | Unit Economics | Operating Efficiency

Marketing Expenses

($ in Actuals per Unit)


CUSTOMER ACQUISITION COST (CAC)
H2 CAC of ~$1,800
$2,142
$1,000
FY '21A (1)
...
Est. Breakeven EBITDA

Marketing includes all costs associated with brand investment and digital marketing

LEVERAGE DRIVERS

- Investment in brand-building will increase overall awareness and drive down need for down-funnel marketing
- Brand campaign still in early innings, but already seeing efficiency from these investments
- Assortment expansion leading to CAC leverage

1) Unaudited 2021 figures.

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Growth | Unit Economics | Operating Efficiency

Clicking in on our brand investment

	Peer 1	Peer 2	SHIFT	... SHIFT
Estimated Cumulative Brand Spend as of Q3'21 (1)	~$500-$700M	~$100-$200M	~$25M	~$250M+
Estimated Years of Brand Investment	~5-6	~3-4	1	-
Estimated Brand Awareness (2)	60%-70%	20-30%	~15%	~50%

BRAND AS A LONG-TERM ASSET

- Building Shift as a trusted name yields high-quality, loyal customers who ultimately will transact with us at several points during the car ownership lifecycle
- We believe we can build to strong brand awareness, with a particular focus on our in-region footprint, with a total brand spend of ~$250M+
- Greatly diminishes the need for performance spend, leading to significant CAC leverage
- A better brand creates trust, improves conversion, and increases our ability to command an optimal price to market

1) Brand spend for Peer 1 and Peer 2 are estimated, based on reported financials and directional analytics.
2) Internal analysis as of November 2021 for markets in which Shift has a physical footprint.

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27 27 Shift Financial Overview FY ’21A (1) FY’22E . . . Estimated Breakeven Adj. EBITDA Long - term Ecommerce Units Sold 23,251 34,000 – 38,000 100,000 - Revenue $637M $1.0B - $1.1B ~$3.0B - Adj. GPU $2,126 >$2,126 $3,800 - 4,000 $4,000+ Adj. EBITDA Margin (22%) (15%) – (12%) 0 - 2% 9% - 14% 1) Unaudited 2021 figures.

28 28 Our Acquisition of Fair’s Dealer Marketplace

29 29 our on - demand test drive remains our core business model innovation Shift’s acquisition of Fair’s dealer marketplace creates a leader in ecommerce used auto sales Augments best - in - class auto ecommerce platform with marketplace capabilities, powered by machine learning Enhances customer value proposition by expanding inventory assortment through access to 3P sources Opportunity to expand into new businesses and revenue diversification Potential to drive enhanced top - line growth and margin expansion Brings together common cultures with a passion to simplify the used vehicle purchasing process

30 30 Intellectual Property & Tech Talent Dealer Relationships • Proprietary dealer - facing inventory onboarding platform • Machine learning - driven vehicle and credit models • Deep understanding of auto marketplace model • Best - in - class development team • Deeply established relationships with dealer network Acquisition of Fair’s dealer marketplace accelerates our vision to create the end - to - end digital destination for car ownership 1. Shop, Buy, Sell . . . Nationwide 2. Lifetime Relationship 3. Destination Marketplace Fair’s third - party digital auto marketplace is the perfect solution for dealers to participate meaningfully in ecommerce, grow market share, and develop long - term customer relationships

31 31 Fair’s dealer platform at a glance Value Proposition to Dealers Complete transactions with no additional spend from the dealer Profit margins comparable to an average used retail deal The volume and velocity of a 100% digital platform A profitable, ongoing customer relationship Asset - lite Benefit from network effects x x x x x x Fair’s dealer portal and dealer relationships on Shift’s platform, under a unified Shift brand and customer experience , results in significant product synergies and provides further leverage on investment that Shift has already made

32 32 A marketplace model enhances all components of our flywheel Assortment Customer Experience Competitive Pricing Sales Growth Lower Cost Structure ● The right make/model, by market ● Breadth & depth ● Variety of price points + Addition of 3P inventory increases assortment Grow Profit Pools ● Best in class customer care ● Best in class website and user experience + Greater optionality for customers, while providing a consistent customer experience across marketplace and 1P inventory ● Build systems to price close to market ● Right assortment + customer experience + increasing brand awareness = ability to command optimal price + Using machine learning and new sources of dealer data to continuously refine pricing algorithms ● Value added offerings: captive F&I, service & repairs business, white label warranty ● Increasing GPU + High - margin marketplace units + Opportunity for new businesses and dealer - facing revenue streams + Organic and inorganic opportunity to consolidate ancillary products ● Efficiencies in operating and corporate costs ● Build brand awareness to lower Marketing CAC ● Improving EBITDA margin + Marketplace enhances core Shift brand + Accelerates retail sales growth Path to Profitable, Sustainable Growth

Shift's local logistics network further enhances marketplace value proposition for dealers and customers alike

Advantages of Regional Logistics Focus

Enhancing the Value Proposition for Customers

- Access to increased assortment of inventory from both Shift and dealers, while retaining the option to test drive at the home
- Consistent, best-in-class customer experience
- Centralized, seamless documentation and financing & Insurance process

Enhancing the Value Proposition for Dealers

- Expands physical addressable radius for dealer by ~9x
- Ability to reach more customers via Shift.com without needing to spend own marketing dollars

Shift's technology and logistics network allows it to cover a broader area than traditional dealers


<20 Miles[1]
Implied radius of typical auto dealer service area
~60 Miles
Average radius of service area from SHIFT hub location
Santa Rosa
Sacramento
Napa
San Francisco
Fremont
Modesto
San Jose
Denotes CarMax retail location

1) According to Freckle IoT Q4'2018 Auto Footfall Report, 71% of people will travel less than 20 miles to visit a dealership.

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34 34 Key takeaways 1 2 3 4 5 Creates a premier used vehicle ecommerce platform and marketplace with a nationally expanding presence Accelerates growth in new and existing markets Owned and third - party inventory mix increases scale & provides new revenue streams Strengthens customer value proposition by expanding inventory assortment Led by strong management team with expertise at operating and scaling tech - driven ecommerce companies

35 35 Appendix

36 36 Adj. GPU Reconciliation FY21A (1) FY20A GAAP Total Gross Profit Per Unit $2,098 $1,283 Warrant Impact Adjustment Per Unit 28 67 Total Gross Profit Per Unit $2,126 $1,350 1) Unaudited 2021 figures.

37 37 Adj. EBITDA Reconciliation ($ in Thousands) FY21A (1) FY20A Net Loss ($166,268) ($59,146) (+) Interest and other expense, net 8,082 7,646 (+) Stock - based compensation 25,130 2,614 (+) Change in fair value of financial instruments (18,893) (24,751) (+) Depreciation & amortization 6,253 4,536 (+) Warrant impact adjustment - contra - revenue 637 637 (+) Income tax expense 226 - (+) One - time sales tax and penalty accrual 5,951 - (+) Fair transaction costs 141 - (+) One - time severance and transaction bonuses 1,166 - Adjusted EBITDA ($137,575) ($68,464) EBITDA Margin (%) (21.6%) (35.0%) 1) Unaudited 2021 figures.

38 38 SG&A Reconciliation 1) Unaudited 2021 figures. Reconciliation from reported SG&A breakdown to segmentation shown in the financial section of this presentation 10K (1) Investor Presentation Compensation & Benefits $103,871 Selling Costs $75,109 Marketing $49,807 Marketing $49,807 Other $66,377 G&A $62,751 Total SG&A $220,055 Total SG&A excl. EBITDA add - backs $187,667 ( - ) Stock - Based compensation $25,130 (+) Stock - based compensation $25,130 ( - ) One - time sales tax and penalty accrual $5,951 (+) One - time sales tax and penalty accrual $5,951 ( - ) One - time severance and transaction bonuses $1,166 (+) One - time severance and transaction bonuses $1,166 ( - ) Fair transaction costs $141 (+) Fair transaction costs $141 SG&A excl. EBITDA add - backs $187,667 Total SG&A $220,055 ($ in Thousands)